Exhibit 10.2

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THIS NOTE IS SUBJECT TO THAT CERTAIN SUBORDINATION AGREEMENT, DATED AS OF JULY 15, 2026, among PASADENA PRIVATE LENDING INC., a Delaware corporation, HOLDER (AS DEFINED BELOW), STARCO BRANDS, INC., A NEVADA CORPORATION, THE STARCO GROUP, INC., A WYOMING CORPORATION AND ROSS SKLAR. BY ITS ACCEPTANCE OF THIS INSTRUMENT, THE HOLDER HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF SUCH SUBORDINATION AGREEMENT TO THE SAME EXTENT THAT junior lender (AS DEFINED THEREIN) IS BOUND.

AMENDED AND RESTATED SECURED CONVERTIBLE PROMISSORY NOTE

Date of Note: July 15, 2026

Principal Amount of Note: $3,472,500.00

For value received Starco Brands, Inc., a Nevada corporation (the “Company”), issues this Amended and Restated Secured Convertible Promissory Note (the “Note”) in favor of, and promises to pay to, the undersigned holder or such party’s assigns (the “Holder”) the principal amount set forth above with simple interest on the outstanding principal amount at the Interest Rate (as defined below), from the date hereof until this Note shall have been repaid in full or converted; provided, however, that, if any Event of Default shall occur, the then outstanding principal amount of this Note shall thereafter bear interest at a rate equal to the then applicable Interest Rate plus five percent (5.00%), subject to adjustment) per annum (the “Default Rate”), until all such principal and accrued interest due on this Note is repaid in full or converted. All accrued and unpaid interest and principal shall be due and payable on the Maturity Date. The “Maturity Date” will be March 31, 2030, provided that request for payment on such date is delivered to the Company by the Holder at any time within the thirty-day period ended on such date, and if no such request for payment is made, then the Maturity Date will be successively extended each year to the next anniversary of the then-current Maturity Date, provided that the Maturity Date will not be so extended if the Holder requests payment during the thirty-day period prior to the then-current Maturity Date, in which case all unpaid interest and principal shall be due and payable on such then-current Maturity Date.

WHEREAS, the Company has issued that certain Consolidated Secured Promissory Note dated August 11, 2023, in the original principal amount of $4,000,000 (the “Original Note”), to Holder, as amended by that certain Amendment Number One to Consolidated Secured Promissory Note, dated May 31, 2024 (“Amendment 1”), and as further amended by that certain Amendment Number Two to Consolidated Secured Promissory Note, dated August 13, 2025 (“Amendment 2” and the Original Note as amended by Amendment 1 and Amendment 2, the “Existing Note”).

WHEREAS, the outstanding principal balance of the Existing Note as of the date hereof is $3,472,500.00;

WHEREAS, the Company and Holder entered into that certain Security Agreement dated as of August 11, 2023 (as amended or restated from time to time, the “Security Agreement”), which grants Holder a security interest in the Collateral (as defined in the Security Agreement) to secure the obligations owing by the Company to Holder under this Note;

WHEREAS, the Company and certain of its subsidiaries and affiliates are entering into (i) that certain Loan Agreement, of even date herewith with Pasadena Private Lending Inc., a Delaware corporation (“PPL”, and such Loan Agreement the “PPL Loan Agreement”), pursuant to which PPL is making available to the Company and such subsidiaries and affiliates secured revolving and term loan credit facilities (the “PPL Loans”); and (ii) that certain Security Agreement, of even date herewith with PPL (the “PPL Security Agreement”), which grants PPL a security interest in the Collateral (as defined in the PPL Security Agreement) to secure the PPL Loans;

WHEREAS, Lender and PPL have entered into that certain Subordination Agreement, of even date herewith, (the “PPL Subordination Agreement”), pursuant to which the repayment of this Note has been subordinated to the repayment of the PPL Loans and the security interest of Holder under the Security Agreement has been subordinated to the security interest of PPL under the PPL Security Agreement;

WHEREAS, in consideration of the Company, among other things, paying the accrued interest under the Existing Note and granting Holder the right to convert into Class A common stock of the Company, Holder agrees to waive any and all events of default existing under the Existing Note and extend the maturity date of the obligations under the Existing Note as set forth herein; and

WHEREAS, the issuance of this Note shall amend and restate the Existing Note, which shall be null and void and of no further force and effect following the date of this Note, but shall not constitute a novation of any of the obligations, liabilities and indebtedness under the Existing Note.

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Holder hereto agree as follows:

1. Basic Terms.

(a) Interest. Interest on the principal balance of this Note shall accrue at an interest rate equal to the Wall Street Journal Prime Rate (the “Prime Rate”) plus two percent (2.00%)(for a current interest rate of eight and three quarters percent (8.75%), subject to adjustment) per annum (the “Interest Rate”). The Prime Rate will be reset on the 1st day of each month during the term of this Note. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed.

(b) Payments. On the first day of each month after the date of this Note, the Company shall pay to Holder all accrued but unpaid interest hereunder. Any amounts paid by Company in excess of the interest then due and payable shall be credited against the principal balance of this Note. The principal balance of, and all accrued but unpaid interest under, this Note shall be due and payable immediately prior to a Change of Control, unless converted pursuant to Section 2(e) and subject to Section 2(g). All payments of interest and principal shall be in lawful money of the United States of America. The Company may prepay this Note at any time without penalty or premium. Notwithstanding anything to the contrary herein, prior to any repayment by the Company of any portion of the principal amount of this Note, whether by optional prepayment or payment at maturity, the Company shall give the Holder not less than ten (10) Business Days (as defined below) prior written notice of (i) the amount of the proposed repayment, (ii) the intended date of such repayment, and (iii) the portion of such repayment to be applied to accrued but unpaid interest, and the portion, if any, to be applied to principal. During such ten (10) Business Day period, the Holder may elect to convert all or any portion of the Full Note Amount, including the amount otherwise proposed to be repaid, pursuant to Section 2(a). For purposes of this Note, “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized or required by law to close.

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(c) Subordination Each of the Company and the Holder hereby acknowledges and agrees that this Note, together with all indebtedness and other obligations represented hereby, shall be subordinated in right of payment and collection to the prior payment and collection in full of all indebtedness and other amounts outstanding and/or payable under Senior Facilities from time to time in effect. For purposes hereof, “Senior Facilities” shall mean any and all loans, commercial credit arrangements and/or any and all credit facilities extended by a commercial bank, a commercial finance provider or any other institutional lender, and/or any and all equipment financing arrangements, and/or any and all revolving debt or line of credit facilities, in each case, in effect from time to time, pursuant to which the Company is a borrower and one or more unaffiliated third parties is/are the creditor(s), but in each case excluding this Note; including, without limitation, all present and future indebtedness, obligations and liabilities of the Company to PPL pursuant to the PPL Loan Agreement. Borrower and Holder agree that this Note is subject to the PPL Subordination Agreement, and as such all obligations of the Company with respect to this Note and Holder’s rights hereunder are subordinate and junior to the extent and in the manner set forth in the PPL Subordination Agreement. The Holder shall further execute and deliver such additional documents and instruments as the Company may reasonably request from time to time to evidence the subordination of this Note and the indebtedness and other obligations hereunder to any other Senior Facilities.

2. Conversion and Repayment. This Note shall be convertible into validly issued, fully paid and non-assessable shares of Class A common stock of the Company, par value $0.001 per share (“Class A Shares”), on the terms and conditions set forth in this Section 2. Subject to the provisions of this Section 2, the Holder shall be entitled to convert all of the then outstanding principal hereunder, accrued and unpaid interest hereunder, and accrued and unpaid late charges on such principal and interest (collectively, the “Full Note Amount”), or any portion thereof (the portion of the Full Note Amount subject to conversion, the “Conversion Amount”), into Class A Shares at $0.04 per Class A Share (the price at which this Note converts, the “Conversion Price”). The Company shall not issue any fraction of a share of Class A Shares upon any conversion. If the issuance would result in the issuance of a fraction of a share of Class A Shares, the Company shall round such fraction of a share of Class A Shares down to the nearest whole share.

(a) Optional Conversion. To convert any Conversion Amount into Class A Shares on any date (each, a “Conversion Date”), the Holder shall deliver, pursuant to Section 5(j) for receipt by the Company on or prior to 5:00 p.m., Los Angeles, California time on such Conversion Date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company. Conversion hereunder shall have the effect of reducing the then-outstanding Full Note Amount by the applicable Conversion Amount. No later than five (5) days after each Conversion Date (the “Share Delivery Date”), Company shall cause to be delivered to the Holder the Class A Shares representing the full number of Class A Shares acquired upon the applicable conversion pursuant to the Conversion Notice.

(b) Conversion upon a Financing. In the event that the Company issues and sells its equity securities to investors, netting gross proceeds to the Company of at least $10,000,000 on or before the Maturity Date (a “Financing”), then the Full Note Amount shall automatically convert, without any further action by the Holder, into Class A Shares at the Conversion Price.

(c) Maturity Date Conversion. In the event that this Note remains outstanding on or after the Maturity Date, then, upon the election of the Company or the Holder, the Full Note Amount shall convert into Class A Shares at the Conversion Price.

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(d) Change of Control. If the Company consummates a Change of Control (as defined below) while this Note remains outstanding, the Company shall repay the Holder in cash in an amount equal to the Full Note Amount; provided, however, that upon the written election of the Holder made not less than 5 days prior to the Change of Control, the Company shall convert the Full Note Amount into Class A Shares at the Conversion Price. For purposes of this Note, a “Change of Control” means (i) a consolidation or merger of the Company with or into any other corporation, limited liability company or other entity or person, or any other reorganization, other than any such consolidation, merger or reorganization in which the shares of the Company immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity immediately after such consolidation, merger or reorganization; (ii) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred; or (iii) the sale or transfer of all or substantially all of the Company’s assets, or the exclusive license of all or substantially all of the Company’s material intellectual property; provided that a Change of Control shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor, indebtedness of the Company is cancelled or converted or a combination thereof. The Company shall give the Holder notice of a Change of Control not less than 10 days prior to the anticipated date of consummation of the Change of Control. Any repayment pursuant to this paragraph in connection with a Change of Control shall be subject to any required tax withholdings, and may be made by the Company (or any party to such Change of Control or its agent) following the Change of Control in connection with payment procedures established in connection with such Change of Control.

(e) Procedure for Conversion. In connection with any conversion of this Note into Class A Shares, the Holder shall surrender this Note to the Company and deliver to the Company any documentation reasonably required by the Company (including, but not limited to, the Conversion Notice). The Company shall not be required to issue or deliver the Class A Shares into which this Note may convert until the Holder has surrendered this Note to the Company and delivered to the Company any such documentation. Upon the conversion of this Note into Class A Shares pursuant to the terms hereof, in lieu of any fractional units to which the Holder would otherwise be entitled, the Company shall pay the Holder cash equal to such fraction multiplied by the Conversion Price. In the event of a conversion of less than the Full Note Amount, a new replacement promissory note in the amount of the remaining principal balance of this Note shall be issued by the Company to Holder.

(f) Interest Accrual. If a Change of Control or Financing is consummated, all interest on this Note shall be deemed to have stopped accruing as of a date selected by the Company that is up to 15 days prior to the signing of the definitive agreement for the Change of Control or Financing.

3. Representations and Warranties.

(a) Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder as of the date hereof as follows:

(i) Organization and Good Standing . The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of formation, and has the power and authority to own, lease and operate its properties and carry on its business as now conducted.

(ii) Corporate Power and Binding Obligation. The execution, delivery and performance by the Company of this Note is within the power of the Company and has been duly authorized by all necessary actions on the part of the Company. This Note constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity. To its knowledge, the Company is not in violation of (1) its current articles of incorporation, or (2) any material statute, rule or regulation applicable to the Company, where, in each case, such violation or default, individually, or together with all such violations or defaults, would reasonably be expected to have a material adverse effect on the Company.

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(iii) Consents. The performance and consummation of the transactions contemplated by this Note do not and will not: (1) violate any material judgment, statute, rule or regulation applicable to the Company; or (2) result in the creation or imposition of any lien on any property, asset or revenue of the Company or the suspension, forfeiture, or nonrenewal of any material permit, license or authorization applicable to the Company, its business or operations.

(b) Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as of the date hereof as follows:

(i) Power and Authorization. The Holder has full legal capacity, power and authority to execute and deliver this Note and to perform its obligations hereunder. This Note constitutes a valid and binding obligation of the Holder, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(ii) Investment. The Holder is an accredited investor as such term is defined in Rule 501 of Regulation D under the Act, and acknowledges and agrees that if not an accredited investor at the time of a Financing or other conversion event, the Company may repay this Note in cash. The Holder has been advised that this Note and the underlying securities have not been registered under the Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Holder is purchasing this Note and the securities to be acquired by the Holder hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

(iii) Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in subsection (a) above, the Holder hereby: (A) acknowledges that the Holder has received all the information the Holder has requested from the Company and the Holder considers necessary or appropriate for deciding whether to acquire the Note, (B) represents that the Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and to obtain any additional information necessary to verify the accuracy of the information given the Holder and (C) represents that the Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risk of this investment, is able to incur a complete loss of such investment without impairing the Holder’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time.

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(iv) Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of the securities acquired hereunder (the “Securities”) unless and until:

(1) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(2) The Holder shall have notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws; provided that no such opinion shall be required for dispositions in compliance with Rule 144 under the Act, except in unusual circumstances.

(3) Notwithstanding the provisions of paragraphs (1) and (2) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Holder to a partner (or retired partner) or member (or retired member) of the Holder in accordance with partnership or limited liability company interests, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Holders hereunder.

(v) No “Bad Actor” Disqualification. The Holder represents and warrants that neither (A) the Holder nor (B) any entity that controls the Holder or is under the control of, or under common control with, the Holder, is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Act and disclosed in writing in reasonable detail to the Company. The Holder represents that the Holder has exercised reasonable care to determine the accuracy of the representation made by the Holder in this paragraph, and agrees to notify the Company if the Holder becomes aware of any fact that makes the representation given by the Holder hereunder inaccurate.

(vi) Foreign Investors. If the Holder is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), the Holder hereby represents that he, she or it has satisfied itself as to the full observance of the laws of the Holder’s jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Note, including (A) the legal requirements within the Holder’s jurisdiction for the purchase of the Securities, (B) any foreign exchange restrictions applicable to such purchase, (C) any governmental or other consents that may need to be obtained, and (D) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Holder’s subscription, payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Holder’s jurisdiction.

(vii) Forward-Looking Statements. With respect to any forecasts, projections of results and other forward-looking statements and information provided to the Holder, the Holder acknowledges that such statements were prepared based upon assumptions deemed reasonable by the Company at the time of preparation. There is no assurance that such statements will prove accurate, and the Company has no obligation to update such statements.

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4. Events of Default. If there shall be any Event of Default (as defined below) hereunder, at the option and upon the declaration of the Holders and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under subsection (b) or (c) below), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an “Event of Default”:

(a) The Company fails to pay timely any of the principal, unpaid accrued interest, or other amounts due under this Note on the date the same becomes due and payable, and the Company does not cure such failure within thirty days of written notice of such failure;

(b) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(c) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee or assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company).

5. Miscellaneous Provisions.

(a) Waivers. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

(b) Further Assurances. The Holder agrees and covenants that at any time and from time to time the Holder will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Note and to comply with state or federal securities laws or other regulatory approvals.

(c) Transfers of Note. This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal.

(d) Market Standoff. To the extent requested by the Company or an underwriter of securities of the Company, Holder and any permitted transferee thereof shall not, without the prior written consent of the managing underwriters in the IPO (as hereafter defined), offer, sell, make any short sale of, grant or sell any option for the purchase of, lend, pledge, otherwise transfer or dispose of (directly or indirectly), enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership (whether any such transaction is described above or is to be settled by delivery of Securities or other securities, in cash, or otherwise), any Securities or other shares of the Company then owned by such Holder or any transferee thereof, or enter into an agreement to do any of the foregoing, for up to 180 days following the effective date of the registration statement of the initial public offering of the Company (the “IPO”) filed under the Act. For purposes of this paragraph, “Company” includes any wholly owned subsidiary of the Company into which the Company merges or consolidates. The Company may place restrictive legends on the certificates representing the shares subject to this paragraph and may impose stop transfer instructions with respect to the Securities and such shares of Holder and any transferee thereof (and securities of every other person subject to the foregoing restriction) until the end of such period. Holder and any transferee thereof shall enter into any agreement reasonably required by the underwriters to the IPO to implement the foregoing within any reasonable timeframe so requested. The underwriters for any IPO are intended third party beneficiaries of this paragraph and shall have the right, power and authority to enforce the provisions of this paragraph as though they were parties hereto.

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(e) Amendment and Waiver. Any term of this Note may be amended or waived with the written consent of the Company and the Holder.

(f) Governing Law. This Note shall be governed by and construed under the laws of the State of Nevada, as applied to agreements among Nevada residents, made and to be performed entirely within the State of Nevada, without giving effect to conflicts of laws principles.

(g) Binding Agreement. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.

(h) Counterparts; Manner of Delivery. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(i) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

(j) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to a party shall be sent to the party’s address set forth on the signature page hereto or at such other address(es) as such party may designate by 10 days’ advance written notice to the other party hereto.

(k) Expenses. The Company and the Holder shall each bear its respective expenses and legal fees incurred with respect to the negotiation, execution and delivery of this Note and the transactions contemplated herein.

(l) Broker’s Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this subsection being untrue.

(m) Entire Agreement. This Note constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(n) Amendment and Restatement. This Note amends, restates, supersedes and replaces the Existing Note. Notwithstanding anything to the contrary in the foregoing, (a) the execution and delivery by Borrower of this Note shall not, in any manner or circumstance, be deemed to be a payment of, a novation of, or to have terminated, extinguished or discharged any of the Company’s obligations under the Existing Note, all of which obligations shall continue under and shall hereinafter be evidenced and governed by this Note, and (b) all Collateral (as defined in the Security Agreement) securing or supporting the Existing Note shall continue to secure and support this Note

[Signature pages follow]

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The parties have executed this AMENDED AND RESTATED SECURED CONVERTIBLE PROMISSORY NOTE as of the date first noted above.

COMPANY:

Starco Brands, Inc.

By:	/s/ Darin Brown
Name:	Darin Brown
Title:	Chief Operating Officer

The parties have executed this AMENDED AND RESTATED SECURED CONVERTIBLE PROMISSORY NOTE as of the date first noted above.

HOLDER:

/s/ Ross Sklar
Name: Ross Sklar

Starco Brands, Inc.

Amended and Restated Secured Convertible Promissory Note

Exhibit I

STARCO BRANDS, INC.

CONVERSION NOTICE

Reference is made to the Amended and Restated Secured Convertible Promissory Note (the “Note”) issued to the undersigned by Starco Brands, Inc., a Nevada corporation (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Class A common stock of the Company, $0.001 par value per share, as of the date specified below. Capitalized terms not defined herein shall have their respective meanings as set forth in the Note.

Date of Conversion:

Conversion Amount to be converted: $

Conversion Price: $____________

Class A Shares to be issued:

Please issue the Class A Shares into which the Conversion Amount of the Note is being converted in the following name and to the following address:

Issue to: _____________________________________

Holder:

____________________________________________

Ross Sklar

Dated: